UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: April 24, 2017
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 24, 2017, Darden Restaurants, Inc., a Florida corporation (the "Company"), completed its previously announced acquisition of Cheddar’s Restaurant Holding Corp., a Delaware corporation ("Cheddar's"), through the merger of Continental Merger Sub, Inc., a Delaware corporation and an indirect, wholly-owned subsidiary of the Company ("Merger Sub"), with and into Cheddar's (the "Merger"), pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 27, 2017, by and among the Company, Merger Sub, Cheddar's and Shareholder Representative Services LLC, as agent of the former equityholders of Cheddar’s, including private equity firms L Catterton and Oak Investment Partners. As a result of the Merger, Cheddar's became an indirect, wholly-owned subsidiary of the Company.

The consideration paid to Cheddar's equityholders in connection with the Merger was $780 million on a cash-free/debt-free basis, payable in cash, subject to customary post-closing adjustments. In addition, the Company paid $10 million to Cheddar’s equityholders for certain of Cheddar’s transaction-related tax attributes and reimbursed Cheddar's equityholders for capital expenditures on new restaurants under development made prior to the completion of the Merger.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 27, 2017, which exhibit is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On April 24, 2017, the Company issued a news release entitled "Darden Restaurants Completes Acquisition of Cheddar's Scratch Kitchen," a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in its entirety into this Item 7.01.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
2.1
Agreement and Plan of Merger dated March 27, 2017, among Darden Restaurants, Inc., Continental Merger Sub, Inc., Cheddar's Restaurant Holding Corp. and Shareholder Representative Services LLC, as agent of the Equityholders (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by the Company on March 27, 2017).

99.1	News release dated April 24, 2017, entitled "Darden Restaurants Completes Acquisition of Cheddar's Scratch Kitchen"

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Ricardo Cardenas
Ricardo Cardenas
Senior Vice President and Chief Financial Officer
Date: April 24, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1
Agreement and Plan of Merger dated March 27, 2017, among Darden Restaurants, Inc., Continental Merger Sub, Inc., Cheddar's Restaurant Holding Corp. and Shareholder Representative Services LLC, as agent of the Equityholders (incorporated by reference to Exhibit 2.1 to the Form 8-K filed by the Company on March 27, 2017).

99.1	News release dated April 24, 2017, entitled "Darden Restaurants Completes Acquisition of Cheddar's Scratch Kitchen"

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